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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  August 9, 2001


                              VIA NET.WORKS, INC.
            (Exact name of registrant as specified in its charter)

    Delaware                       0-29391                      84-1412512
(State or Other                (Commission File               (IRS Employer
Jurisdiction of                    Number)                Identification Number)
Incorporation)


                      12100 Sunset Hills Road, Suite 110
                            Reston, Virginia 20190
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (703) 464-0300
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                              VIA NET.WORKS, INC.


Item 5.  Other Events.

          On August 9 2001, VIA NET.WORKS, Inc. issued a press release announcing its second quarter results for 2001 and the revision of its 2000 and first quarter 2001 financial statements. A copy of the press release is attached as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      Description.
      ------------

      (c)  Exhibit.

        99 Press Release, dated August 9, 2001, announcing VIA NET.WORKS' second quarter 2001 results and the revision of 2000 and first quarter 2001 financial statements.

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 10, 2001                   VIA NET.WORKS, Inc.


                                    By: /s/ Matt S. Nydell
                                        -------------------------------------
                                        Matt S. Nydell
                                        Vice President, Secretary and General
                                        Counsel

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                                 EXHIBIT INDEX


99 Press Release, dated August 9, 2001, announcing VIA NET.WORKS' second quarter 2001 results and the revision of 2000 and first quarter 2001 financial statements.

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